                                                                    EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Quarterly Report on Form 10-Q of The A Consulting Team, Inc. for the six months ended June 30, 2003, I, Richard Falcone, the principal financial officer of The A Consulting Team, Inc., hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Quarterly Report on Form 10-Q for the six months ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the six months ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The A Consulting Team, Inc., on a consolidated basis.

         This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q.



August 14, 2003                                   /s/ Richard Falcone
----------------------                         --------------------------------
Date                                           Name:  Richard Falcone
                                               Title: Chief Financial Officer



A signed original of this written statement required by ss. 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.